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                                                                Exhibit 10.27


                                 COVER AGREEMENT

                                       FOR

                SPRINT DATA COMMUNICATIONS PRODUCTS AND SERVICES

This Cover Agreement ("Agreement") is entered into by and between Sprint Communications Company L.P. ("Sprint") with offices at 13221 Woodland Park Road, Herndon, VA 22071, and Galileo International Partnership ("Customer") with offices at 5350 S. Valentia Way, Englewood, Colorado 80111, on the date signed by both parties below.

            WHEREAS, Sprint offers certain telecommunications products and services, specifically International Private Line (IPL) products and services (hereinafter the "Products and Services"): and

            WHEREAS, Customer has placed orders and may place additional orders with Sprint for the Products and Services; and

            WHEREAS, Customer wishes to establish new prices and certain terms with respect to the Products and Services ordered and any future Products and Services to be ordered.

            NOW THEREFORE, the parties hereby agree to the following:

1.    PURPOSE AND INTENT

      The purpose of this Agreement is to establish special prices and certain terms relative to the Products and Services ordered and to be ordered by Customer during the Term of this Agreement. Customer shall order the Products and Services by executing Sprint's standard Clearline Private Line Application for Service form ("Orders"). The parties agree that all Orders placed for Products and Services shall be subject to the special prices and terms set forth herein. It is understood and agreed that this Agreement shall not supersede the terms and conditions of each Order, but rather shall supplement such Orders to the extent set forth in this Agreement.

2.    TERM

      The term of this Agreement shall begin on the date signed by both parties below ("Effective Date") and shall end one (1) year thereafter, unless extended by mutual written agreement of the parties. Except for IPL circuits to Amsterdam, Netherlands, the term for all existing IPL circuits shall be extended for a minimum term of one (1) year beginning on the Effective Date. The term for the IPL circuit to Amsterdam, Netherlands shall be on a month-to-month basis, cancelable upon thirty (30) days written notice to Sprint. Any new IPL circuits ordered during the Term of this Agreement shall have a minimum term of one (1) year.

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3.    PRICES

      A. The following prices shall be applied to the existing IPL circuits ordered by Customer beginning September 1,1996 provided that the Effective Date of this Agreement is on or before October 15, 1996, otherwise such prices shall be applied in the first month following the Effective Date of this Agreement:

                                                          Sprint Half-Circuit
            IPL City Pairs               IPL Bandwidth  Monthly Recurring Charge
            --------------               -------------  ------------------------

            Denver, CO to UK              1,544 Kbps        $21,900.00 each
            Denver, CO to Amsterdam, NE     384 Kbps        $10,060.00 each
            Denver, CO to Zurich, SWITZ     384 Kbps        $10,060.00 each
            Denver, CO to Rome, IT          384 Kbps        $10,060.00 each
            Denver, CO to Rome, IT          256 Kbps        $ 7,660.00 each

            The prices above are in U.S. Dollars. The prices above do not include charges for Local Access Facilities or charges for the half-circuit provided by the foreign carrier. If provided by Sprint, the monthly charges for T-1 access in Denver are as follows:

            Service            One-Time Charge        Monthly Recurring Charge
            -------            ---------------        ------------------------

            T-1 (303-799)          Waived                 $ 361.00(Tariff 8)
            COC                    Waived                 $ 157.00
            ACF                    Waived                 $  78.00
            B8ZS                   $ 0.00                 $   5.00

      B. If ordered by Customer, Sprint shall provide the following Customer Premise Equipment (CPE) for rent in the U.S. at the corresponding charges (minimum term is one year):

            CPE                       One-Time         Monthly Recurring Charge
            ---                       --------         ------------------------

            CSU (SP3110)              Waived                   $ 110.00
            Channel Bank (SP3210)     $ 500.00                 $ 320.00

      C. Sprint shall apply the following discounts to the Sprint-provided half-circuit portion of the monthly recurring charges (not including Local Access Charges) based on (i) the total bandwidth of all IPL circuits ordered during the term of this Agreement and, (ii) the term of the IPL circuit.

            Total Bandwidth                    Term of IPL Circuit
            = or >           <         One Year     Three Year    Five Year
            ------         ------      --------     ----------    ---------

            0 Mbps         4 Mbps         15%           20%           25%
            4 Mbps         6 Mbps         22%           27%           32%
            6 Mbps         8 Mbps         25%           30%           35%
            8 Mbps           --           30%           35%           40%

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            The discounted charges shall be determined as follows:

            (i) Customer shall receive the applicable discount on all Orders placed by Customer as of the Effective Date of this Agreement based on the total bandwidth of all such Orders as of the Effective Date. If the existing IPL circuits and quantities ordered by Customer remain in place as of the Effective Date of this Agreement, then the discount shall be based on the 4 Mbps to 6 Mbps level above. Except as otherwise specified in
                  Section 3(D) below, such discounted price shall remain fixed for the term of such existing IPL circuits.

            (ii) Customer shall receive the applicable discount on each new Order placed after the Effective Date of this Agreement based on the total bandwidth of all Orders in effect as of the date of such new Order (including the bandwidth of the new Order) and the term of the IPL circuit.

      D. Customer may, at anytime upon thirty (30) days advance written notice, terminate IPL circuits (up to an aggregate of 768 Kbps of IPL bandwidth) provided by Sprint under Orders in effect as of the Effective Date of this Agreement without incurring any termination liability, except for any termination liability incurred by Sprint from the foreign service providers if applicable, provided however, that the half-circuit monthly recurring charges for all remaining IPL circuits shall be adjusted if the reduced level of total bandwidth after such termination reflects a lower discount level as set forth in Section 3 (C) above.

      E.    Price Notes

            1.    All new circuits ordered are subject to availability.
            2. Any applicable taxes, duties or levies are not included in the prices.
            3.    All prices are subject to future tariff changes.
            4.    All prices are in U.S. dollars and are payable in U.S.
                  dollars.

      F.    Taxes and Duties

            The prices set forth in this Agreement do not include any country, state, departmental, city, local or other taxes, duties or imposts however designated. Customer shall bear the ultimate cost of, and Sprint shall invoice Customer for, any such taxes paid or payable by Sprint with respect to the Products and Services, irrespective of the country in which, or the authority to which, such taxes are paid or payable. Sprint will delineate and provide backup information, if available, any such taxes on the Customer invoice at the time of billing. Sprint will provide any documentation reasonably requested by Customer and available to Sprint should Customer have a dispute with the local taxing authority, in order to make a legitimate claim for refund, at Customers expense.

      G.    Purchase Commitment

            Customer is under no commitment to Order more than $950,000 of Products and Service during the Term of this Agreement.

4.    SERVICE LEVEL AGREEMENT

      Attachment A to this Cover Agreement sets forth the Circuit Availability Service Level Agreement (SLA) which shall be applicable to the Products and Services covered under this Agreement for a period of one (1) year beginning on the Effective date of this Cover Agreement.

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5.    CONFIDENTIALITY

      A. The subject matter of this Agreement is confidential, and neither party shall, without the prior written consent of the other party, disclose the contents of this Agreement except to such of its employees as need to know its contents, and who are parties to a written agreement prohibiting the disclosure of such confidential information, or as required by law.

6.    LIABILITY

      A. Neither party shall be liable to the other, and each hereby waives and releases any claims against the other party, for any special, incidental, punitive or consequential damages, including without limitation lost revenues, lost profit or loss of prospective economic advantage, arising from performance or failure to perform under this Agreement.

7.    ASSIGNMENT

            Either party may assign its interest in this Agreement with prior written consent of the other party, which shall not be unreasonably withheld. However, either party may, on written notice, assign its interest in this Agreement to its parent entity or to an affiliated entity owned by a common parent in connection with the transfer of all or substantially all of such party's business and assets to such entity. Customer may assign this Agreement to a successor company if Customer provides Sprint with written notice of the proposed assignment, and Sprint has not, within forty-five (45) days of receipt of such notice, notified Customer that it does not accept the proposed assignment.

8.    ENTIRE AGREEMENT

      A. This Cover Agreement represents the entire agreement of the parties with respect to the subject matter stated herein, and supersedes all other previous agreements, understandings, statements, communications or representations, whether oral or written. This Cover Agreement may not be modified, changed or amended without the prior written agreement of both parties.

      B. This Cover Agreement and the Orders will represent the entire agreement of the parties with respect to Sprint's provision of the Products and Services to Customer. In the event of any conflict between the Orders and the terms of this Cover Agreement, the terms of this Cover Agreement shall govern.

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IN WITNESS WHEREOF, the parties hereto, each by a duly authorized officer, have caused this Cover Agreement to be executed as of the date signed by both parties below.


Galileo International Partnership    Sprint Communications Company L.P.

By:                                  By:


/s/ Lori M. Tobin                    /s/ Paul Gray
---------------------------------    ---------------------------------
Signature                            Signature


Lori M. Tobin                        Paul Gray
---------------------------------    ---------------------------------
Name Typed or Printed                Name Typed or Printed


U.S. Purchasing Manager              Regional Director
---------------------------------    ---------------------------------
Title                                Title


8 October, 1996                      October 8, 1996
---------------------------------    ---------------------------------
Date                                 Date


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                                  ATTACHMENT A

                               TO COVER AGREEMENT

                INTERNATIONAL PRIVATE LINE PRODUCTS AND SERVICES
                  Circuit Availability Service Level Agreement

1.    Service Level Agreement

      This Service Level Agreement covers the Sprint-provided portion of the IPL circuit between sites located within the United States and sites located outside the United States ("IPL Half-Circuit"). Sprint is committed to maintain an availability of 99.8% for each IPL Half-Circuit provided to Customer under this Agreement. Sprint shall measure availability and report on the performance of the IPL Half-Circuits in accordance with
      Section 5 below.

2.    Calculation

      The calculation for availability of an IPL Half-Circuit for a given month shall be as follows:

                          IPL Half-Circuit Outage Time
                     1 -  ----------------------------  = Availability
                           (24 Hours x Days in Month)

3.    Components Included

      The performance of the following components shall be included in the determination of the availability:

      -     All components of the Sprint provided IPL Half-Circuit.
      -     Sprint-provided local access facilities in the United States.
      - Sprint-provided Customer Premise Equipment ("CPE") located in the United States.

4.    Components Excluded

      The following shall be excluded from any network outage time when calculating availability under this Service Level Agreement:

      - The failure of any components of the IPL circuit provided by the foreign carrier.
      - The failure of any CPE not provided by Sprint or located outside the United States.
      - The failure of any components located beyond the Customer side of the telco demarcation point or the Sprint-provided CPE.
      - The failure of any components which cannot be corrected by Sprint due to the inaccessibility of the Customer or causes beyond the reasonable control of Sprint.

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5.    Availability Measurement and Remedies

      A. Availability is measured based on the total outage time of the affected circuit subject to the included and excluded components set forth herein. An outage condition shall exist when a Customer site is unable to transmit data as recorded in the Sprint Trouble Reporting System ("TRS"). An outage condition begins at the time the outage condition is reported to Sprint by Customer or when Sprint identifies an outage condition. Sprint will analyze the trouble ticket in the TRS to determine the duration of outage time. Outage time is measured from the time the outage is reported to Sprint by Customer to the time the circuit is available for traffic. Trouble tickets for an outage condition of an IPL Half-Circuit in which no trouble is found (NTF), and such outage is longer than one-half-hour in duration shall be used in the calculation of availability. All other NTFs shall not be used in the determination of availability

      B. Sprint shall provide Customer a report of the availability of each of the IPL Half-Circuits on a monthly basis within fifteen (15) working days from the last day of the month covered in the report. Sprint and Customer will meet monthly to review the performance reports of the IPL Half-Circuits and reach agreement on the availability of each IPL Half Circuit. These meetings will be held at mutually agreeable locations and each party shall pay its own expenses.

      C. Upon agreement that the calculated availability of the Sprint provided portion of the IPL circuit is below 99.8% for a given month, Sprint shall evaluate the network and take corrective action to remedy the problem or problems. Customer shall be notified of the action undertaken by Sprint within fifteen (15) working days from the date Sprint and Customer verified such non-performance.

      D. If the availability of the Sprint provided IPL Half-Circuit remains below 99.8% for the month following Sprint's non-performance, then Customer may, upon thirty (30) days advance written notice to Sprint, terminate the affected circuit or circuits with no further liability to either party, except for the Customer's payment to Sprint for Products and Services delivered up to the effective date of termination plus any liability incurred by Sprint from the foreign carriers due to such termination.

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